UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 31, 2009
Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)
570-784-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURE

ITEM 8.01 OTHER EVENTS.
          On March 31, 2009, the registrant’s Board of Directors approved a Stock Buyback Program. The program was approved for an indefinite time period and authorizes the repurchase of up to 200,000 shares or approximately 9% of the shares outstanding. Repurchases are authorized to be made by the Corporation from time to time at the prevailing market prices on the open market in block trades or in privately negotiated transactions as, in management’s opinion, market conditions warrant. Shares purchased will be held as treasury shares and be available for use and reissuance as and when determined by the registrant’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2009	CCFNB Bancorp, Inc.

	By:	/s/ Jeffrey T. Arnold

	Name:	Jeffrey T. Arnold, CPA,CIA
	Title:	Chief Financial Officer

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